UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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AVEO PHARMACEUTICALS, INC.

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The following communications were made available to employees on October 18, 2022

Employee Email

TO: All AVEO Employees

FROM: Michael Bailey

SUBJECT: Exciting News About AVEO’s Next Chapter

Dear One AVEO,

Our success as a company and team is rooted in our desire to improve the lives of patients with cancer, and our belief that they deserve the most effective, innovative and accessible treatments to support their daily lives. I’m pleased to share that, minutes ago, we announced an exciting next step forward to advance our mission.

We have entered into a definitive agreement to be acquired by LG Chem, Ltd., a company that deeply shares our patient-focused values, and whose vision of connecting science to life for a better future reflects the spirit of AVEO. Through this transaction, AVEO will establish and operate as the U.S. commercial foundation for LG Chem Life Sciences’ oncology segment. In addition to launching groundbreaking oncology therapies in the U.S. in partnership with our team, following the completion of the transaction, LG Chem expects to provide AVEO with significant financial and development resources to help AVEO fully realize the tremendous potential of our promising pipeline.

We strongly believe this union positions both AVEO and LG Chem well for continued growth and success. You can read our full press release attached, but I wanted to reach out to our team first to share more information on the benefits of the transaction and why we are confident in this combination.

Charting the Future of Oncology with LG Chem Life Sciences

As I mentioned, the combination of LG Chem Life Sciences and AVEO is expected to create a global oncology organization with a robust portfolio of innovative products supported by full capabilities from discovery to clinical, biologics manufacturing and U.S. commercialization.

As you may know, LG Chem Life Sciences is part of a major multinational organization that spans across industries, including Electronics, Chemicals, and Communications & Services, with an ambition to become a leading pharmaceutical company. See the below photo of their state-of-the-art innovation campus, which reflects some of the incredible resources they bring to our collaboration.

Like AVEO, LG Chem has a strong commitment to environmental, social and governance leadership, and LG Chem has built a robust portfolio of technologies and solutions, including components in major green technologies like electric vehicles. The Life Sciences division itself is home to a pipeline of drug candidates targeting metabolic diseases, immunology and oncology.

We have been working closely with the LG Chem team and know they are thrilled to work with us to accelerate our collective efforts to bring cancer therapies to patients in need. We are confident they share our vision of developing innovative therapies designed to provide substantial impact in the lives of cancer patients with clear unmet medical needs. Importantly, LG Chem sees our people as AVEO’s most valuable asset and intends to leverage our team for the success of the combined company.

Next Steps

Today is just the first step in the journey toward bringing our companies together. We expect to close the transaction in early 2023, subject to customary closing conditions, including approval by AVEO shareholders and receipt of regulatory approvals. Until then, we remain separate companies and it is business as usual for all of us at AVEO. Following close, we expect a thoughtful and deliberate integration process as we work to bring our companies together.

In terms of equity, for employees at the close of the transaction, all granted options that remain outstanding immediately prior to the closing of this transaction will vest in full and will be cancelled and converted into the right to receive, for each share subject to the option, an amount in cash equal to the difference between the strike price of the option and the merger consideration of $15.00 per share, subject to tax withholdings. While you may have specific questions on stock vesting and payout at this time, please know we are working through the planning process and we will follow up on an individual basis with what this means for you. In addition, retention plans are being formulated and will be communicated over the coming weeks and months.

The combined company will be headquartered in Seoul, South Korea, and LG Chem also expects to maintain a significant presence in Boston and Cambridge, Massachusetts, the location of the LG Chem Life Sciences Innovation Center.

To help answer some of your initial questions, we have attached an FAQ to this email. Later today at 10 AM ET, the ELT will be hosting a Town Hall meeting where we look forward to sharing our thoughts and answering questions.

Please keep in mind that today’s announcement may generate interest in AVEO from people outside our organization. If you receive inquiries from the media, investors or other outside parties, please do not comment or respond to those inquiries and notify your ELT representative immediately, and they will make sure the inquiry is directed to the appropriate person.

This transaction is a testament to your hard work. On behalf of the management team, we thank you for your continued dedication to AVEO.

Sincerely,

Michael P. Bailey

President and CEO

The leadership team on a trip to LG Chem in Korea!

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of AVEO by LG Chem. AVEO expects to file with the SEC a proxy statement and other relevant documents with respect to a special meeting of the stockholders of AVEO to approve the proposed merger. Investors of AVEO are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about AVEO, LG Chem and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by AVEO with the SEC at the SEC’s website at www.sec.gov, at AVEO’s website at www.aveooncology.com or by sending a written request to AVEO at 30 Winter Street, Boston, Massachusetts 02108. The information contained on, or accessible through, AVEO’s website is not incorporated by reference into this communication, and you should not consider any information contained in, or that can be accessed through, AVEO’s website as part of this communication or in deciding whether to support the approval of the proposed merger. AVEO has included its website in this communication solely as an inactive textual reference.

Participants in the Solicitation

AVEO and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from AVEO’s stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of AVEO’s stockholders in connection with the proposed merger will be set forth in AVEO’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of AVEO by LG Chem (the “proposed transaction”); the prospective performance and outlook of AVEO’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that AVEO will achieve any particular future financial results. In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for AVEO will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect LG Chem or AVEO or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of LG Chem or AVEO to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on AVEO’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in AVEO’s filings with the Securities and Exchange Commission, including AVEO’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. AVEO is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

Employee FAQ

1.	What did AVEO announce?

•	We have entered into a definitive agreement to be acquired by LG Chem Ltd.

•	Upon completion of the transaction, AVEO will establish and operate as the U.S. commercial foundation for LG Chem Life Sciences’ oncology segment.

•	We strongly believe this union positions both AVEO and LG Chem well for continued growth and success.

2.	What is LG Chem Life Sciences?

•

As you may know, LG Chem Life Sciences is part of a major multinational organization that spans across industries, including Electronics, Chemicals, and Communications & Services, with an ambition to become a leading pharmaceutical company.

•	LG Chem Life Sciences is home to a pipeline of drug candidates targeting metabolic diseases, immunology and oncology. It is actively advancing multiple clinical and pre-clinical stage therapies.

•	LG Chem will be able to harness the full potential in oncology through this transaction and become a global fully integrated – from R&D to commercial stage – pharmaceutical company.

3.	Why is LG Chem the right partner for AVEO?

•

The combination of LG Chem and AVEO is expected to create a global oncology organization with a robust portfolio of innovative products supported by full capabilities from discovery to clinical, biologics manufacturing and U.S. commercialization.

•	LG Chem shares AVEO’s commitment to developing innovative therapies designed to provide substantial impact in the lives of cancer patients with clear unmet medical needs.

•	With LG Chem, we believe AVEO will have significantly greater resources to develop and commercialize our pipeline of innovative oncology medicines.

•

By joining forces with an established leader like LG Chem, we expect to have significant financial and development resources to help AVEO fully realize the tremendous potential of our promising pipeline.

4.	What does this mean for AVEO employees? How will this transaction affect my job and my day-to-day responsibilities?

•

LG Chem sees our people as our most valuable asset and intends to leverage our team for the success of the combined company. Retention plans are being formulated and will be communicated over the coming weeks and months.

•	Following the closing of the transaction, LG Chem expects to maintain a significant presence in Boston and Cambridge, Massachusetts, the location of the LG Chem Life Sciences Innovation Center.

•	Until the close of the transaction, it remains business as usual for AVEO.

5.	How will this impact AVEO’s pipeline? What will happen to trials in progress?

•	We expect that work will continue on our pipeline and trials.

6.	What does this mean for employee compensation and benefits?

•	We do not expect any changes to AVEO employee benefits and compensation plans as a result of this transaction announcement.

•	Retention plans are being formulated and will be communicated over the coming weeks and months.

7.	How will AVEO employees’ equity be handled given the acquisition? What will happen to AVEO’s Employee Stock Purchase Plan?

•

For employees at the close of the transaction, all granted options that remain outstanding immediately prior to the closing of the transaction will vest in full and will be cancelled and converted into the right to receive, for each share subject to the option, an amount in cash equal to the difference between the strike price of the option and the merger consideration of $15.00 per share, subject to tax withholdings.

•

The current ESPP period will continue through December 14th, following which the AVEO ESPP will be terminated as the Company’s stock will no longer be listed in the U.S. after the closing of the acquisition. The closing stock price at the start of the current plan period on 6/15/2022 was $4.15. The purchase price will likely be 85% of the $4.15 share price or $3.53.

•	Common shares purchased in connection with the ESPP will be purchased by LG Chem in the closing of the acquisition at the merger consideration price of $15.00 per share.

•

While you may have specific questions on stock vesting and payout at this time, please know we are working through the planning process and we will follow up on an individual basis with what this means for you.

8.	What are the next steps in this process?

•	The transaction is expected to close in early 2023, subject to customary closing conditions, including approval by AVEO shareholders and receipt of regulatory approvals.

•	Until then, AVEO and LG Chem remain separate companies and we should all stay focused on advancing our pipeline of innovative oncology medicines for the patients we serve.

9.	What should I say to patients / healthcare providers / partners who ask me about this transaction?

•

We strongly believe this union positions both AVEO and LG Chem well for continued growth and success. The combination will create a global oncology organization with a robust portfolio of innovative products supported by full capabilities from discovery to clinical, biologics manufacturing and U.S. commercialization.

•	Further, LG Chem shares AVEO’s vision of developing innovative therapies, and the combination will give us the scale to better deliver on our mission to improve the lives of patients with cancer.

•	Until the transaction closes, AVEO remains a separate company from LG Chem, and we will continue to work with and support them as usual.

10.	What should I do if someone from the media asks me about this transaction?

•

If you receive inquiries from the media, investors or other outside parties, please do not comment or respond to those inquiries and notify your ELT representative immediately, and they will make sure the inquiry is directed to the appropriate person.

11.	Who can I contact if I have more questions?

•	If you have any other questions, please do not hesitate to ask your supervisor, ELT member or a member of our human resources team.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of AVEO by LG Chem. AVEO expects to file with the SEC a proxy statement and other relevant documents with respect to a special meeting of the stockholders of AVEO to approve the proposed merger. Investors of AVEO are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about AVEO, LG Chem and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by AVEO with the SEC at the SEC’s website at www.sec.gov, at AVEO’s website at www.aveooncology.com or by sending a written request to AVEO at 30 Winter Street, Boston, Massachusetts 02108. The information contained on, or accessible through, AVEO’s website is not incorporated by reference into this communication, and you should not consider any information contained in, or that can be accessed through, AVEO’s website as part of this communication or in deciding whether to support the approval of the proposed merger. AVEO has included its website in this communication solely as an inactive textual reference.

Participants in the Solicitation

AVEO and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from AVEO’s stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of AVEO’s stockholders in connection with the proposed merger will be set forth in AVEO’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of AVEO by LG Chem (the “proposed transaction”); the prospective performance and outlook of AVEO’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction;

the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that AVEO will achieve any particular future financial results. In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for AVEO will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect LG Chem or AVEO or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of LG Chem or AVEO to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on AVEO’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in AVEO’s filings with the Securities and Exchange Commission, including AVEO’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. AVEO is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

The following communications were first made available on AVEO Pharmaceuticals, Inc.’s Twitter, LinkedIn and Facebook Accounts on October 18, 2022.

Twitter

AVEO Oncology @AVEOOncology We’re excited to share AVEO has agreed to be acquired by LG Chem. By establishing and operating as the U.S. commercial foundation for LG Chem Life Sciences’ #oncology segment, we expect to advance our mission to improve the lives of patients with cancer. investor.aveooncology.com LG Chem to Acquire AVEO Oncology for $15.00 Per Share L. The Investor Relations website contains information about AVEO Oncology’s business for stockholders, potential... 10:31 AM - Oct 18. 2022 • Twitter Web App

LinkedIn

AVEO Oncology Today is an exciting day for as we have agreed to be acquired by LG Chem, a company that deeply shares our patient-focused values, and whose vision of connecting science to life for a better future reflects the spirit of AVEO. Upon completion of this transaction, AVEO will establish and operate as the U.S. commercial foundation for LG Chem Life Sciences’ oncology segment. In addition to its goal of launching groundbreaking oncology therapies in the U.S. in partnership with our team, LG Chem expects to provide AVEO with significant resources to help AVEO with the development of our promising pipeline. LG Chem also shares our vision of developing innovative therapies designed to provide substantial impact in the lives of cancer patients with dear unmet medical needs. Like AVEO. LG Chem has a strong commitment to leadership, and LG Chem has a robust portfolio of technologies and solutions, including components in major green technologies like electric vehicles. Following close, which we anticipate in early 2023, we expect to maintain a significant presence in Boston and Cambridge, Massachusetts, the location of the LG Chem Life Sciences innovation Center. LG Chem sees our people as AVEO’s most valuable asset and intends to leverage our team for the success of the combined company. We look forward to partnering with LG Chem Life Sciences to advance our mission to improve the lives of patients with cancer. Read the press release to I earn more: aveoconcoogy.com/. Ig-chem

Facebook

AVEO Oncology Follow 15,466 followers 17m Edited Today is an exciting day for AVEO Oncology as we have agreed to be acquired by LG Chem, a company that deeply shares our patient-focused values, and whose vision of connecting science to life for a better future reflects the sprit of AVEO, Upon completion of this transaction, AVEO will establish and operate as the U.S. commercial foundation for LG Chem Life Sciences oncology segment. In addition to its goal of launching groundbreaking oncology therapies in the U.S. in partnership with our team LG Chem expects to provide AVEO with significant resources to help AVEO with the development of our promising pipeline. LG Chem also shares our vision of developing innovative therapies designed to provide substantial impact in the lives of cancer patients with clear unmet medical needs. Like AVEC LG Chem has a strong commitment to #ESG leadership ano. LG Chem has a robust portfolio of technologies and solutions, including components in major green technologies like electric vehicles. Following close, which we anticipate in early 2023, we expect to maintain a significant presence in Boston and Cambridge, Massachusetts the location of the LG Chem Life Sciences Innovation Center. LG Chem sees our people as AVEO’s most valuable asset and intends to leverage our team for the success of the combined company We look forward to partnering with LG Chem Life Sciences to advance our mission to improvethe lives of patients with Cancer, Read the press release to team more: https://lnkd.in/eEzS6i7R LG Chem to Acquire AVEO Oncology for $15.00 Per Share in Cash | AVEO Oncology investors.aveooncology.com 10 min read

The following communication was made available to investors on October 18, 2022.

LG Chem | AVEO ONCOLOGY



LG Chem to Acquire AVEO Oncology for $15.00 Per Share

Creating a Global Oncology Organization to Improve the Lives of Patients with Cancer

AVEO to establish and operate as U.S. commercial foundation for LG Chem Life Sciences' oncology segment

With AVEO, LG Chem expands and diversifies its oncology portfolio as it seeks to become a global pharmaceutical company specialized in innovative anti-cancer therapies

LG Chem sees AVEO's people as its most valuable asset and intends to leverage its team for the success of the combined company

Builds on LG Chem Life Sciences' pipeline of drug candidates targeting metabolic diseases, immunology and oncology

Transaction establishes LG Chem's U.S. commercial footprint in oncology

AVEO's lead product, FOTIVDA® (tivozanib), successfully launched following U.S. FDA approval in March 2021

FOTIVDA (tivozanib) capsules

First and only approved treatment specifically for advanced kidney cancer or renal cell carcinoma where at least two medicines stopped working

LG Chem's significant financial & development resources expected to help AVEO fully realize pipeline potential

PROMISING EARLY CLINICAL DATA INCLUDES:

Ficlatuzumab, a potent, humanized IgG1 monoclonal antibody for the potential treatment of head and neck squamous cell carcinoma

AV-380, a first-in-class, potent, humanized inhibitory IgG1 antibody for the potential treatment and/or prevention of cancer cachexia

Transaction Details

$15.00
PER SHARE IN CASH

43%
premium to closing price on October 17, 2022

71%
premium to 30 trading day volume-weighted average price

Unanimously approved by both Boards of Directors

CLEAR PATH TO CLOSE

Expected closing **in early 2023**

Subject to approval by AVEO shareholders, regulatory approvals and other customary closing conditions



"We are thrilled to announce this transaction, which delivers a compelling all-cash premium to our shareholders, while positioning AVEO to accelerate our strong momentum to the benefit of the oncology patients we serve. This transaction is a testament to the extraordinary efforts of our employees, who will play an integral role in the success of the combined company."

MICHAEL P. BAILEY | PRESIDENT AND CEO, AVEO ONCOLOGY



"With its track record of clinical success, deep pipeline of innovative therapies and continued growth trajectory following the successful commercialization of FOTIVDA®, AVEO is the perfect partner for LG Chem Life Sciences. This transaction represents the next step in our portfolio transformation towards higher growth markets and provides a strong commercial foundation in oncology as we continue to develop our anti-cancer offerings. With our shared values of collaboration, agility and passion, we are excited to welcome AVEO and its talented employees to LG Chem."

SHIN HAK-CHEOL | CHIEF EXECUTIVE OFFICER, LG CHEM

Additional Information This communication may be deemed solicitation material in respect of the proposed acquisition of AVEO by LG Chem. AVEO expects to file with the SEC a proxy statement and other relevant documents with respect to a special meeting of the stockholders of AVEO to approve the proposed merger. Investors of AVEO are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about AVEO, LG Chem and the proposed merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by AVEO with the SEC at the SEC’s website at www.sec.gov, at AVEO’s website at www.aveooncology.com or by sending a written request to AVEO at 30 Winter Street, Boston, Massachusetts 02108. The information contained on, or accessible through, AVEO’s website is not incorporated by reference into this communication, and you should not consider any information contained in, or that can be accessed through, AVEO’s website as part of this communication or in deciding whether to support the approval of the proposed merger. AVEO has included its website in this communication solely as an inactive textual reference. Participants in the Solicitation AVEO and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from AVEO’s stockholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of AVEO’s stockholders in connection with the proposed merger will be set forth in AVEO’s definitive proxy statement for its special stockholders meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed merger. Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. These forward-looking statements generally include statements that are predictive in nature and depend on or refer to future events or conditions, and include words such as “expect,” “anticipate,” “outlook,” “could,” “target,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “should,” “may,” “assume” and “continue” as well as variations of such words and similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed acquisition of AVEO by LG Chem (the “proposed transaction”); the prospective performance and outlook of AVEO’s business, performance and opportunities; any potential strategic benefits, synergies or opportunities expected as a result of the proposed transaction; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecasted by our forward-looking statements. There can be no guarantee that the proposed transaction will be completed, or that it will be completed as currently proposed, or at any particular time. Neither can there be any guarantee that AVEO will achieve any particular future financial results. In particular, our expectations could be affected by, among other things: the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for AVEO will be made; the possibility that required regulatory, stockholder or other approvals or other conditions to the consummation of proposed transaction may not be satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect LG Chem or AVEO or the expected benefits of the proposed transaction); regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the potential transaction; the occurrence of any event, change or other circumstance that could give rise to the right of LG Chem or AVEO to terminate the definitive merger agreement governing the terms and conditions of the proposed transaction; effects of the announcement, pendency or consummation of the proposed transaction on AVEO’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; risks related to the diversion of management’s attention from ongoing business operations and opportunities; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and other risks and factors referred to from time to time in AVEO’s filings with the Securities and Exchange Commission, including AVEO’s Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent Quarterly Reports on Form 10-Q, including those related to the uncertainties inherent in the research and development of new and existing healthcare products, including clinical and regulatory developments and additional analysis of existing clinical data; our ability to obtain or maintain proprietary intellectual property protection; safety, quality or manufacturing issues or delays; changes in expected or existing competition; and domestic and global trends toward health care cost containment, including government, payor and general public pricing and reimbursement pressures. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. AVEO is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.